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                                                                   EXHIBIT 23(b)
                                                                   -------------



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the registration statement on Form S-8 of First Alliance/Premier Bancshares, Inc. of our report dated January 19, 1996, which appears on page 87 of the annual report on Form 10-KSB of First Alliance Bancorp, Inc. and subsidiaries for two years ended December 31, 1995.



                                /s/ Mauldin & Jenkins, LLC



Atlanta, Georgia
December 18, 1996